Kulicke & Soffa Industries Inc. 1005 Virginia Drive Fort Washington, PA 19034 USA
215-784-6000 phone
215-659-7588 fax
www.kns.com

Exhibit 99.1

Kulicke & Soffa Industries, Inc. Reports Results for its Second Fiscal Quarter 2010

Fort Washington, PA – May 5, 2010 – Kulicke & Soffa Industries, Inc. (NASDAQ: KLIC) (“K&S” or the “Company”) today announced results for its second fiscal quarter ended April 3, 2010. This press release contains both GAAP results and non-GAAP measures.

For its second fiscal quarter of 2010, the Company reported net revenue of $153.8 million and net income of $21.2 million, or $0.28 per diluted share.  On a non-GAAP basis* for its second quarter, the Company reported net revenue of $153.8 million and net income of $27.2 million, or $0.36 per diluted share.

Quarterly GAAP Results
From Continuing Operations	Fiscal Q2 2010	Change vs. Fiscal Q2 2009**	Change vs. Fiscal Q1 2010**
Net Revenue	$153.8 million	510%	20%
Gross Profit	$67.8 million	742%	20%
Gross Margin	44.1%	1,217 basis points	16 basis points
Net Income	$21.2 million	N/M ***	34%
Net Margin	13.8%	15,059 basis points	142 basis points
EPS – Diluted	$0.28	N/M ***	33%

Quarterly Non-GAAP Measures*
From Continuing Operations	Fiscal Q2 2010	Change vs. Fiscal Q2 2009**	Change vs. Fiscal Q1 2010**
Net Revenue	$153.8 million	510%	20%
Gross Profit	$67.8 million	740%	20%
Gross Margin	44.1%	1,209 basis points	15 basis points
Net Income	$27.2 million	N/M ***	28%
Net Margin	17.7%	11,932 basis points	118 basis points
EPS – Diluted	$0.36	N/M ***	24%
*Non-GAAP measures exclude: equity-based compensation; severance; amortization of intangibles; impairment of goodwill; gain on extinguishment of debt; non-cash interest expense; and related tax effects on non-GAAP adjustments (see reconciliations of GAAP results to Non-GAAP measures in the following financial schedules).

** As adjusted for ASC No. 470.20, Debt, Debt With Conversion Options. *** Not meaningful as comparable period was a loss.

Commenting on the results, Scott Kulicke, CEO, said, “We are obviously pleased with the March quarter’s revenue, profitability, and cash flow.  These results reflect the current, unprecedented demand for semiconductor assembly capacity, and for K&S’s wire bonders in particular.  That demand is broad based, coming from both IDMs and subcontractors, and across all application spaces including logic, memory, linear and analog, discrete and LED.  It also includes both gold and copper wire applications.  We are especially pleased with our success in LED as well as the initial demand we are seeing for our iStack die bonders as these markets are key to future incremental growth.

“While it is important that investors keep in mind both the volatility and unpredictability of the semiconductor industry, based on orders already in hand, our current forecast is for demand to continue at least through the summer and into the fall, giving us unusual visibility and the confidence to commit to continue to ramp up wire bonder production through this period.”

Key Product Trends

•	Ball bonder unit volumes increased approximately 21% over the previous quarter levels.
o	Increasing and broad-based demand continues from all market segments.
o	The copper transition continues, with increasing demand for both copper kits and copper-configured bonders: 63% of ball bonders shipped in the second quarter were configured for copper.
o	LED market penetration continues to advance revenue growth.
•	Heavy wire wedge bonder demand increased during the March quarter, with equipment sales up 39% from the December quarter, and we expect this demand to strengthen through the current quarter.
•	We received our first iStackPSTM die bonder order in January and have received additional iStackPSTM orders into the current quarter.

Financial Highlights

•	Revenue increased 20% sequentially, exceeding previous guidance.
•	Non-GAAP diluted EPS of $0.36, up 24% from the previous quarter.
•	Total cash and cash equivalents of $184.1 million as of April 3, 2010.
•	Return on Invested Capital† of 41.0%.
•	Net revenue for the June quarter is expected to be approximately $205 million.

†See Reconciliation of Return on Invested Capital table.

Earnings Conference Call Details

A conference call to discuss these results will be held tomorrow, May 6, 2010 beginning at 9:00 am (ET). To access the conference call, interested parties may call (877) 407-8037 or (201) 689-8037, or log on to www.kns.com/investors/events for listen-only mode. A replay will be available approximately one hour after the completion of the call by calling toll-free (877) 660-6853 or internationally (201) 612-7415 and using the following replay access codes: 5521 (account number) and 347810 (replay ID number). A replay will also be available on the K&S website at www.kns.com/investors/events. The replay will be available via phone and website for a limited time.

Discussion of Non-GAAP Measures

This press release contains non-GAAP measures as a supplement to the consolidated financial results presented in accordance with GAAP. The Company believes certain non-GAAP measures provide investors with an additional, useful perspective on the Company’s performance as seen through the eyes of management.  Management uses non-GAAP measures along with GAAP financial results for: analyzing the performance of the Company’s businesses; strategic and tactical decision making; and determining compensation. The Company does not consider non-GAAP measures to be a substitute for, or superior to, financial results presented in accordance with GAAP. All of the non-GAAP measures included herein are reconciled to the most directly comparable GAAP results in the following financial statements. These non-GAAP measures may be calculated differently from non-GAAP measures used by other companies. In addition, these non-GAAP measures are not based on a comprehensive set of accounting rules or principles and some of the adjustments reflect the exclusion of items that are recurring and will be reflected in the Company’s GAAP financial results for the foreseeable future.

Exclusions from GAAP Results
The Company excludes the following from its GAAP results in presenting non-GAAP measures:

- Equity-based compensation expenses The Company recognizes the fair value of its equity-based compensation in expense. Equity-based compensation consists of common stock, stock options and performance-based, market-based and time-based restricted stock granted under the Company’s equity compensation plans. Equity-based compensation is a non-cash expense that can vary significantly in amount from period to period.

- Other  The exclusion of certain other non-GAAP amounts allows for improved comparisons of the Company’s results to both prior periods and other companies. The Company excludes the following other items from non-GAAP measures as these items are not reflective of the performance of the Company’s ongoing businesses:

•	Severance plan
•	Impairment of goodwill
•	Amortization of intangibles
•	Gain on extinguishment of debt
•	Non-cash interest expense

- Tax Adjustment  Non-GAAP measures are tax adjusted using the GAAP tax rate associated with each quarterly period. The tax rate is calculated by dividing each quarter’s GAAP tax expense (benefit), adjusted for discrete quarterly items, by the GAAP operating income (loss) for that quarter. Non-GAAP year-to-date measures are calculated by summing the associated quarterly non-GAAP measures, without further tax adjustments.

Non-GAAP Measures

The specific non-GAAP measures included herein are gross profit, gross margin, net income (loss), net margin, and earnings per share (“EPS”). The Company calculates these measures as follows:

--Gross Profit  K&S non-GAAP gross profit excludes the effects of equity-based compensation expense recorded within cost of sales.

--Gross Margin  K&S non-GAAP gross margin excludes the impact of equity-based compensation expense recorded within cost of sales.

--Net Income (Loss) and EPS  K&S non-GAAP net income (loss) and EPS exclude equity-based compensation; severance; impairment of goodwill; amortization of intangibles; gain on extinguishment of debt; non-cash interest expense; and related tax effects on non-GAAP adjustments.

--Net Margin  K&S non-GAAP net margin reflects the Company’s net margin excluding equity-based compensation; severance; amortization of intangibles; impairment of goodwill; gain on extinguishment of debt; non-cash interest expense; and related tax effects on non-GAAP adjustments.

About Kulicke & Soffa Industries, Inc.

Kulicke & Soffa Industries, Inc. (NASDAQ: KLIC) is a global leader in the design and manufacture of semiconductor assembly equipment. As one of the pioneers of the industry, K&S has provided customers with market leading packaging solutions for decades. In recent years K&S has expanded its product offerings through strategic acquisitions, adding die bonding, wedge bonding and a broader range of expendable tools to its core ball bonding products. Combined with its extensive expertise in process technology, K&S is well positioned to help customers meet the challenges of assembling the next-generation semiconductor devices. (www.kns.com)

Caution Concerning Forward Looking Statements

In addition to historical statements, this press release contains statements relating to future events and our future results. These statements are “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995, and include, but are not limited to, statements that relate to increasing or strengthening demand for our products, and our future growth, revenue, profitability and cash flow. While these forward-looking statements represent our judgments and future expectations concerning our business, a number of risks, uncertainties and other important factors could cause actual developments and results to differ materially from our expectations. These factors include, but are not limited to: the risk that customer orders already received may be postponed or canceled, generally without charges; the risk that anticipated customer orders may not materialize; the risk that our suppliers may not be able to meet our demands on a timely basis during periods of historically high demand for our products; the volatility in the demand for semiconductors and our products and services; volatile global economic conditions, which could result in, among other things, sharply lower demand for products containing semiconductors and for the Company’s products, and disruption of capital and credit markets; the risk of failure to successfully manage our operations;  acts of terrorism and violence;  risks, such as changes in trade regulations, currency fluctuations, political instability and war, associated with a substantial foreign customer and supplier base and substantial foreign manufacturing operations;  and the factors listed or discussed in Kulicke and Soffa Industries, Inc. 2009 Annual Report on Form 10-K and our other filings with the Securities and Exchange Commission. Kulicke & Soffa Industries, Inc is under no obligation to (and expressly disclaims any obligation to) update or alter its forward-looking statements whether as a result of new information, future events or otherwise.

Contacts:
Kulicke & Soffa Industries, Inc.
Joseph Elgindy
Investor Relations
P: (215) 784-7518
F: (215) 784-6180
jelgindy@kns.com
or
Headgate Partners LLC
Claire E. McAdams
P: (530) 265-9899
F: (530) 265-9699
claire@headgatepartners.com

#   #   #

KULICKE & SOFFA INDUSTRIES, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share and employee data)
(Unaudited)
	Three months ended		Six months ended
	March 28,	April 3,	March 28,	April 3,
	2009*	2010	2009*	2010

Net revenue	$25,232	$153,838	$62,648	$282,253

Cost of sales	17,187	86,066	40,675	158,108

Gross profit	8,045	67,772	21,973	124,145

Selling, general and administrative	27,836	30,470	57,688	55,696
Research and development	13,258	13,980	28,658	27,141
Impairment of goodwill	2,709	-	2,709	-

Total operating expenses	43,803	44,450	89,055	82,837

Income (loss) from operations	(35,758)	23,322	(67,082)	41,308

Interest income	193	89	947	186
Interest expense	(2,024)	(2,105)	(4,103)	(4,188)
Gain on extinguishment of debt	2,786	-	3,965	-

Income (loss) from continuing operations, before tax	(34,803)	21,306	(66,273)	37,306

Provision (benefit) for income taxes	(276)	148	(12,158)	308

Income (loss) from continuing operations	(34,527)	21,158	(54,115)	36,998

Income from discontinued operations, net of tax	-	-	22,727	-

Net income (loss)	$(34,527)	$21,158	$(31,388)	$36,998

Income (loss) per share from continuing operations:
Basic	$(0.57)	$0.30	$(0.89)	$0.52
Diluted	$(0.57)	$0.28	$(0.89)	$0.50

Income from share of discontinued operations:
Basic	$-	$-	$0.37	$-
Diluted	$-	$-	$0.37	$-

Net income (loss) per share:
Basic	$(0.57)	$0.30	$(0.52)	$0.52
Diluted	$(0.57)	$0.28	$(0.52)	$0.50

Weighted average shares outstanding:
Basic	61,054	69,806	60,752	69,745
Diluted	61,054	74,371	60,752	74,143

Equity-based compensation expense included in continuing operations:
Cost of sales	$28	$50	$(1)	$96
Selling, general and administrative	416	1,273	(251)	1,987
Research and development	214	386	238	730
Total	$658	$1,709	$(14)	$2,813

	Three months ended		Six months ended
	March 28,	April 3,	March 28,	April 3,
Additional financial data:	2009	2010	2009	2010

Depreciation and amortization
Continuing operations	$5,447	$4,409	$10,715	$8,922

Capital expenditures
Continuing operations	$913	$1,010	$3,346	$2,106

	March 28,	April 3,
	2009	2010

Backlog of orders
Continuing operations	$15,000	$132,000

Number of employees
Continuing operations	2,047	2,749	(1)

*  As adjusted for ASC No. 470.20, Debt, Debt With Conversion Options.
(1) - Increase primarily due to manufacturing headcount

KULICKE & SOFFA INDUSTRIES, INC.
CONSOLIDATED BALANCE SHEETS
(In thousands)
(Unaudited)
	October 3,	April 3,
	2009*	2010
ASSETS

CURRENT ASSETS
Cash and cash equivalents	$144,560	$184,081
Restricted cash	281	216
Accounts and notes receivable, net of allowance for doubtful accounts of $1,378 and $999, respectively	95,779	108,015
Inventories, net	41,489	57,100
Prepaid expenses and other current assets	11,566	13,090
Deferred income taxes	1,786	1,798

TOTAL CURRENT ASSETS	295,461	364,300

Property, plant and equipment, net	36,046	30,385
Goodwill	26,698	26,698
Intangible assets	48,656	43,884
Other assets	5,774	7,130

TOTAL ASSETS	$412,635	$472,397

LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES
Current portion of long term debt	$48,964	$48,964
Accounts payable	39,908	58,602
Accrued expenses and other current liabilities	32,576	31,737
Income taxes payable	1,612	630

TOTAL CURRENT LIABILITIES	123,060	139,933

Long term debt	92,217	95,287
Deferred income taxes	16,282	16,742
Other liabilities	10,273	9,673

TOTAL LIABILITIES	241,832	261,635

SHAREHOLDERS' EQUITY
Common stock, no par value	413,092	416,699
Treasury stock, at cost	(46,356)	(46,356)
Accumulated deficit	(197,812)	(160,814)
Accumulated other comprehensive income	1,879	1,233

TOTAL SHAREHOLDERS' EQUITY	170,803	210,762

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$412,635	$472,397

*  As adjusted for ASC No. 470.20, Debt, Debt With Conversion Options.

KULICKE & SOFFA INDUSTRIES, INC.
OPERATING RESULTS BY BUSINESS SEGMENT
(In thousands)
(Unaudited)

Fiscal 2010:
		Expendable
	Equipment	Tools
Three months ended April 3, 2010	Segment	Segment	Consolidated

Net revenue	$136,353	$17,485	$153,838
Cost of sales	79,466	6,600	86,066
Gross profit	56,887	10,885	67,772
Operating expenses	36,693	7,757	44,450
Income from continuing operations	$20,194	$3,128	$23,322

Six months ended April 3, 2010

Net revenue	$247,950	$34,303	$282,253
Cost of sales	144,611	13,497	158,108
Gross profit	103,339	20,806	124,145
Operating expenses	68,298	14,539	82,837
Income from continuing operations	$35,041	$6,267	$41,308

Fiscal 2009:
		Expendable
	Equipment	Tools
Three months ended March 28, 2009	Segment	Segment	Consolidated

Net revenue	$16,977	$8,255	$25,232
Cost of sales	12,564	4,623	17,187
Gross profit	4,413	3,632	8,045
Operating expenses	34,981	6,113	41,094
Impairment of goodwill	2,709	-	2,709
Loss from continuing operations	$(33,277)	$(2,481)	$(35,758)

Six months ended March 28, 2009

Net revenue	$40,636	$22,012	$62,648
Cost of sales	29,221	11,454	40,675
Gross profit	11,415	10,558	21,973
Operating expenses	73,714	12,632	86,346
Impairment of goodwill	2,709	-	2,709
Loss from continuing operations	$(65,008)	$(2,074)	$(67,082)

KULICKE & SOFFA INDUSTRIES, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)
(Unaudited)

	Three months ended		Six months ended
	March 28, 2009	April 3, 2010	March 28, 2009	April 3, 2010

Net cash provided by (used in) continuing operations	$(31,845)	$6,194	$(29,833)	$40,319
Net cash used in discontinued operations	(439)	(410)	(1,218)	(906)
Net cash provided by (used in) operating activities	$(32,284)	$5,784	$(31,051)	$39,413

Net cash provided by (used in) investing activities	(3,009)	2,948	(51,889)	1,917
Net cash provided by (used in) investing activities, discontinued operations	-	-	149,857	(1,838)
Net cash provided by (used in) investing activities	$(3,009)	$2,948	$97,968	$79

Net cash provided by (used in) financing activities	(10,168)	206	(84,355)	183
Effect of exchange rate changes on cash and cash equivalents	22	(64)	113	(154)
Changes in cash and cash equivalents	$(45,439)	$8,874	$(17,325)	$39,521
Cash and cash equivalents, beginning of period	173,046	175,207	144,932	144,560
Cash and cash equivalents, end of period	$127,607	$184,081	$127,607	$184,081

Short-term investments	2,354	-	2,354	-
Restricted cash	281	216	281	216
Total Cash, cash equivalents, restricted cash and short-term investments	$130,242	$184,297	$130,242	$184,297

KULICKE & SOFFA INDUSTRIES, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS - SUMMARY
COMPARISON OF GAAP RESULTS TO NON-GAAP MEASURES
(In thousands, except share amounts)
(Unaudited)
	Three months ended	Three months ended	Six months ended	Six months ended
	March 28,	April 3,	March 28,	April 3,
	2009*	2010	2009*	2010

	(GAAP results)

Net revenue	$25,232	$153,838	$62,648	$282,253
Gross profit	8,045	67,772	21,973	124,145
Income (loss) from operations	(35,758)	23,322	(67,082)	41,308
Income (loss) from continuing operations	(34,527)	21,158	(54,115)	36,998

Weighted average shares outstanding
Basic	61,054	69,806	60,752	69,745
Diluted	61,054	74,371	60,752	74,143

Income (loss) per share from continuing operations
Basic	$(0.57)	$0.30	(0.89)	$0.52
Diluted	$(0.57)	$0.28	(0.89)	$0.50

	(Non-GAAP measures)

Net revenue	$25,232	$153,838	$62,648	$282,253
Gross profit	8,073	67,822	21,972	124,241
Income (loss) from operations	(25,647)	27,823	(47,484)	49,500
Income (loss) from continuing operations	(25,645)	27,210	(47,523)	48,406

Weighted average shares outstanding, continuing operations
Basic	61,054	69,806	60,752	69,745
Diluted	61,054	74,371	60,752	74,143

Income (loss) per share from continuing operations
Basic	$(0.42)	$0.39	$(0.78)	$0.69
Diluted	$(0.42)	$0.36	$(0.78)	$0.65

*  As adjusted for ASC No. 470.20, Debt, Debt With Conversion Options.

KULICKE & SOFFA INDUSTRIES, INC.
OPERATING RESULTS BY BUSINESS SEGMENT - SUMMARY
COMPARISON OF GAAP RESULTS TO NON-GAAP MEASURES
(In thousands)
(Unaudited)
		Expendable
	Equipment	Tools
	Segment	Segment	Consolidated

Fiscal 2010:

Three months ended April 3, 2010
	(GAAP results)

Net revenue	$136,353	$17,485	$153,838
Gross profit	56,887	10,885	67,772
Income from operations	20,194	3,128	23,322

	(Non-GAAP measures)

Net revenue	$136,353	$17,485	$153,838
Gross profit	56,927	10,895	67,822
Income from operations	23,632	4,191	27,823

Six months ended April 3, 2010
	(GAAP results)

Net revenue	$247,950	$34,303	$282,253
Gross profit	103,339	20,806	124,145
Income from operations	35,041	6,267	41,308

	(Non-GAAP measures)

Net revenue	$247,950	$34,303	$282,253
Gross profit	103,416	20,825	124,241
Income from operations	41,145	8,355	49,500

Fiscal 2009:

Three months ended March 28, 2009
	(GAAP results)

Net revenue	$16,977	$8,255	$25,232
Gross profit	4,413	3,632	8,045
Loss from operations	(33,277)	(2,481)	(35,758)

	(Non-GAAP measures)

Net revenue	$16,977	$8,255	$25,232
Gross profit	4,433	3,640	8,073
Loss from operations	(24,455)	(1,192)	(25,647)

Six months ended March 28, 2009
	(GAAP results)

Net revenue	$40,636	$22,012	$62,648
Gross profit	11,415	10,558	21,973
Loss from operations	(65,008)	(2,074)	(67,082)

	(Non-GAAP measures)

Net revenue	$40,636	$22,012	$62,648
Gross profit	11,450	10,522	21,972
Income (loss) from operations	(50,692)	3,208	(47,484)

KULICKE & SOFFA INDUSTRIES, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
RECONCILIATION OF GAAP RESULTS TO NON-GAAP MEASURES
(In thousands, except share amounts)
(Unaudited)
	Three months ended		Three months ended		Six months ended		Six months ended
	March 28,	% of	April 3,	% of	March 28,	% of	April 3,	% of
	2009*	Revenue	2010	Revenue	2009*	Revenue	2010	Revenue

Net revenue (GAAP results)	$25,232		$153,838		$62,648		$282,253
Net revenue (Non-GAAP measures)	25,232		153,838		62,648		282,253

Gross profit (GAAP results)	8,045	31.9%	67,772	44.1%	21,973	35.1%	124,145	44.0%
- Equity-based compensation expense	28		50		(1)		96
Gross profit (Non-GAAP measures)	8,073	32.0%	67,822	44.1%	21,972	35.1%	124,241	44.0%

Income (loss) from operations (GAAP results)	(35,758)	-141.7%	23,322	15.2%	(67,082)	-107.1%	41,308	14.6%
- Equity-based compensation expense	658		1,709		(14)		2,813
- Severance plan	3,969		406		6,555		605
- Impairment of goodwill	2,709		-		2,709		-
- Facilities contractual commitments	-		-		2,608		-
- Tax settlement expense	-		-		2,212		-
- Amortization of intangibles	2,775		2,386		5,528		4,774
Income (loss) from operations (Non-GAAP measures)	(25,647)	-101.6%	27,823	18.1%	(47,484)	-75.8%	49,500	17.5%

Income (loss) (GAAP results)	(34,527)	-136.8%	21,158	13.8%	(54,115)	-86.4%	36,998	13.1%
- Equity-based compensation expense	658		1,709		(14)		2,813
- Severance plan	3,969		406		6,555		605
- Impairment of goodwill	2,709		-		2,709		-
- Facilities contractual commitments	-		-		2,608		-
- Tax settlement expense	-		-		2,212		-
- Amortization of intangibles	2,775		2,386		5,528		4,774
- Gain on extinguishment of debt	(2,786)		-		(3,965)		-
- Non cash interest expense	1,628		1,747		3,270		3,467
- Tax settlement benefit	-		-		(12,154)		-
- Tax effect of non-GAAP adjustments	(71)		(196)		(157)		(251)
Iincome (loss) (Non-GAAP measures)	(25,645)	-101.6%	27,210	17.7%	(47,523)	-75.9%	48,406	17.2%

Weighted average shares outstanding (GAAP & Non-GAAP)
Basic	61,054		69,806		60,752		69,745
Diluted	61,054		74,371		60,752		74,143

Income (loss) per share from continuing operations (GAAP results)
Basic	$(0.57)		$0.30		$(0.89)		$0.52
Diluted	$(0.57)		$0.28		$(0.89)		$0.50

Adjustments to net income per share
Basic	$0.15		$0.09		$0.11		$0.17
Diluted	$0.15		$0.08		$0.11		$0.15

Income (loss) per share from continuing operations (Non-GAAP measures)
Basic	$(0.42)		$0.39		$(0.78)		$0.69
Diluted	$(0.42)		$0.36		$(0.78)		$0.65

*  As adjusted for ASC No. 470.20, Debt, Debt With Conversion Options.

KULICKE & SOFFA INDUSTRIES, INC.
OPERATING RESULTS BY BUSINESS SEGMENT
RECONCILIATION OF GAAP RESULTS TO NON-GAAP MEASURES
(In thousands)
(Unaudited)
			Expendable
	Equipment	% of	Tools	% of
	Segment	Revenue	Segment	Revenue	Consolidated

Fiscal 2010:

Three months ended April 3, 2010

Net revenue (GAAP results)	$136,353		$17,485		$153,838
Net revenue (Non-GAAP measures)	136,353		17,485		153,838

Gross profit (GAAP results)	56,887	41.7%	10,885	62.3%	67,772
- Equity-based compensation expense	40		10		50
Gross profit (Non-GAAP measures)	56,927	41.7%	10,895	62.3%	67,822

Income from operations (GAAP results)	20,194	14.8%	3,128	17.9%	23,322
- Equity-based compensation expense	1,357		352		1,709
- Severance plan	268		138		406
- Amortization of intangibles	1,813		573		2,386
Income from operations (Non-GAAP measures)	23,632	17.3%	4,191	24.0%	27,823

Six months ended April 3, 2010

Net revenue (GAAP results)	$247,950		$34,303		$282,253
Net revenue (Non-GAAP measures)	247,950		34,303		282,253

Gross profit (GAAP results)	103,339	41.7%	20,806	60.7%	124,145
- Equity-based compensation expense	77		19		96
Gross profit (Non-GAAP measures)	103,416	41.7%	20,825	60.7%	124,241

Income from operations (GAAP results)	35,041	14.1%	6,267	18.3%	41,308
- Equity-based compensation expense	2,234		579		2,813
- Severance plan	242		363		605
- Amortization of intangibles	3,628		1,146		4,774
Income from operations (Non-GAAP measures)	41,145	16.6%	8,355	24.4%	49,500

Fiscal 2009:

Three months ended March 28, 2009

Net revenue (GAAP results)	$16,977		$8,255		$25,232
Net revenue (Non-GAAP measures)	16,977		8,255		25,232

Gross profit (GAAP results)	4,413	26.0%	3,632	44.0%	8,045
- Equity-based compensation expense	20		8		28
Gross profit (Non-GAAP measures)	4,433	26.1%	3,640	44.1%	8,073

Loss from operations (GAAP results)	(33,277)	-196.0%	(2,481)	-30.1%	(35,758)
- Equity-based compensation expense	461		197		658
- Severance plan	3,534		435		3,969
- Impairment of goodwill	2,709		-		2,709
- Amortization of intangibles	2,118		657		2,775
Loss from operations (Non-GAAP measures)	(24,455)	-144.0%	(1,192)	-14.4%	(25,647)

Six months ended March 28, 2009

Net revenue (GAAP results)	$40,636		$22,012		$62,648
Net revenue (Non-GAAP measures)	40,636		22,012		62,648

Gross profit (GAAP results)	11,415	28.1%	10,558	48.0%	21,973
- Equity-based compensation expense	35		(36)		(1)
Gross profit (Non-GAAP measures)	11,450	28.2%	10,522	47.8%	21,972

Loss from operations (GAAP results)	(65,008)	-160.0%	(2,074)	-9.4%	(67,082)
- Equity-based compensation expense	94		(108)		(14)
- Severance plan	5,134		1,421		6,555
- Impairment of goodwill	2,709		-		2,709
- Facilities contractual commitments	2,165		443		2,608
- Tax settlement expense	-		2,212		2,212
- Amortization of intangibles	4,214		1,314		5,528
Income (loss) from operations (Non-GAAP measures)	(50,692)	-124.7%	3,208	14.6%	(47,484)

KULICKE & SOFFA INDUSTRIES, INC.
ADJUSTED RETURN ON INVESTED CAPITAL
(In thousands)
(Unaudited)

	Three months ended
	April 3, 2010

Income from operations	$23,322
Adjustment: Depreciation and amortization (1)	4,409

Adjusted income from operations	27,731

Adjusted income from operations, annualized (4)		$110,924

Cash, cash equivalents, restricted cash and investments	$184,297
Adjustment: cash, cash equivalents, restricted cash and investments (2)	(109,297)

Adjusted cash, cash equivalents and investments		$75,000
Total assets excluding cash, cash equivalents and investments		288,100

Adjusted total assets		363,100

Total current liabilities	$139,933
Less: current portion of long-term debt	(48,964)
Add: taxes payable (3)	1,552

Adjusted current liabilities		92,521

Adjusted net invested capital		$270,579

ROIC (4)		41.0%

(1) Depreciation and amortization are excluded from the ROIC calculation.
(2)  Management estimates minimum cash requirement is $75.0 million.
(3) Adjusted current liabilities includes tax liabilities classified as current in prior periods but reclassed to long term liabilities as a result of our adoption of ASC 740.10 during the first quarter of fiscal 2008.
(4) ROIC calculated as adjusted income from operations, annualized through multiplying the current quarter's income from operations by 4, then divided by adjusted net invested capital.  Adjusted income from operations is not intended to forecast the Company's future income from operations.